Exhibit 99.1


FOR IMMEDIATE RELEASE                                          OCTOBER 25, 2004


            Castelle Reports Financial Results for Third Quarter 2004

 Sales Remain Stable, Company Records 13th Straight Profitable Quarter and Balance Sheet Strengthens

MORGAN HILL, CA - October 25, 2004 - Castelle (Nasdaq: CSTL), a market leader in fax solutions for small to medium-sized workgroups and enterprise applications, today announced financial results for the third quarter ended September 30, 2004.

Sales for the third quarter of 2004 reached $2.70 million, compared to $2.57 million reported in the third quarter of 2003. Net income in the third quarter of 2004 was $142,000, or $0.03 per fully diluted share, which included a provision for income taxes of $95,000. This compares to net income of $241,000, or $0.06 per fully diluted share, in the year-ago quarter, which did not include an equivalent income tax provision. On a pro forma basis, including the tax provision, net income in the third quarter of 2003 would have been $146,000, or $0.03 per fully diluted share. Sales and operating income for the three and nine months ended September 30, 2004 included a one-time pre-tax benefit of $126,000 from an adjustment of certain accruals related to a sales development program.

For the nine months ended September 30, 2004, sales totaled $7.97 million, compared to the year-earlier figure of $7.58 million. Net income for the first nine months of 2004 was $460,000, or $0.10 per fully diluted share, compared to $712,000, or $0.17 per fully diluted share, in the comparable period of 2003. The 2003 net income figure did not include a comparable income tax provision of $314,000 included in the nine months of 2004. On a pro forma basis with the tax provision included, net income for the nine months of 2003 would have been $431,000, or $0.10 per fully diluted share.

Sales Remain Stable; Company Records 13th Straight Profitable Quarter "Castelle's third-quarter 2004 results reflect continued market demand for our line of network fax servers for business and enterprise," said Scott C. McDonald, President and CEO. "This demand has enabled Castelle to increase sales, maintain profitability and strengthen our balance sheet, which now has over $5 million in cash with virtually zero debt." Mr. McDonald also noted that Castelle has now had 13 straight profitable quarters.

Balance Sheet Strengthens
Castelle reported cash and cash equivalents totaling $5.03 million as of September 30, 2004. This is an increase from $4.61 million as of December 31, 2003 and $4.84 million as of June 30, 2004. Cash and cash equivalents as of September 30, 2004 equaled approximately $1.16 per fully diluted share. The Company remained virtually debt-free as of the end of the third quarter of 2004.

Use of Pro Forma Operating Results
Prior to the fourth quarter of 2003, Castelle showed little or no income tax expense because it was utilizing available Net Operating Loss (NOL) and tax credit carry-forwards to determine its GAAP operating results. For financial reporting purposes, the NOLs were fully reserved by a valuation allowance due to uncertainty as to whether they would be realized. However, the Company's continued profitability led it to determine that

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it is likely to realize  certain  future tax  benefits as required by GAAP.  For that reason, a portion of those deferred tax assets were recognized in the fourth quarter of 2003.

Also, beginning with the first quarter of 2004 and continuing in the latest quarter, the Company is providing for income taxes at an effective tax rate of 40%. However, because it still had $12.9 million of available NOLs available as of December 31, 2003 to offset future taxable income, it does not expect to use significant amounts of cash for income-tax payments until those NOLs have been utililized.

The reconciliation of GAAP statement-of-operations amounts to the respective pro forma figures, for the third quarter and nine month period ending September 30, 2003, is set forth at the end of this press release.

About Castelle
Castelle, a market leader in fax solutions for small to medium-sized workgroups and enterprise applications, develops office automation systems that allow organizations to easily implement faxing and printing over local area networks and the Internet. Castelle's network fax servers, FaxPress and FaxPress Premier, provide a simple way to integrate fax with email, desktop and back-end applications. Castelle products are designed to be easy to use and maintain, and provide an economical way for companies to share resources over the network. Castelle was founded in 1987 and is headquartered in Morgan Hill, California. Its products are available through a worldwide network of distributors, resellers, and online retailers. Visit Castelle online at www.castelle.com.

If you would like to be added to Castelle's investor email list, please contact Karin Smith at ksmith@castelle.com.

FaxPress(TM) and FaxPress Premier(TM) are trademarks of Castelle.

Forward-Looking Statements
This press release may contain forward-looking statements. These statements are subject to risks and uncertainties, including but not limited to the impact on our results from fluctuations in demand for our products, introduction of new products by our competitors, the timely development, acceptance and pricing of new products, the effectiveness of our cost control and productivity improvement procedures and general economic conditions as they affect the Company's customers. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements as contained in our reports to the Securities and Exchange Commission, including our Forms 10-K and 10-Q. The Company assumes no obligation to update the forward-looking information.






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



                                    CASTELLE
                  Condensed Consolidated Statements of Earnings
                      (in thousands, except per share data)
                                   (Unaudited)

                                             Three Months Ended                       Nine Months Ended
                                       September 30,        September 30,         September 30,     September 30,
                                       --------------       -------------        -------------     --------------
                                           2004                  2003                  2004              2003
                                           ----                  ----                  ----              ----
                                    ------------------  --------------------  -----------------  ------------------

Net sales                                    $  2,698            $  2,566          $  7,973           $  7,577
Cost of sales                                     674                 555             1,905              1,825
                                    ------------------  --------------------  -----------------  ------------------
 Gross profit                                   2,024               2,011             6,068              5,752
                                    ------------------  --------------------  -----------------  ------------------

Operating expenses:
 Research and development                         470                 427             1,312              1,211
 Sales and marketing                              820                 846             2,506              2,341
 General and administrative                       486                 497             1,459              1,463
                                    ------------------ ---------------------  ----------------  ------------------
  Total operating expenses                      1,776               1,770             5,277              5,015
                                    ------------------ ---------------------  ----------------  ------------------

  Operating income                                248                 241               791                737

Other income/(expenses), net                     (11)                   2              (17)               (19)
                                    ------------------ ---------------------  ----------------  ------------------
Income before income taxes                        237                 243               774                718

Provision for income taxes                         95                   2               314                  6
                                    ------------------ ---------------------  ----------------  ------------------
  Net income                                 $    142            $    241           $   460            $   712
                                    ================== =====================  ================  ==================


Net income per common share :
  Basic                                       $  0.04             $  0.07           $  0.13            $  0.22
                                    ================== =====================  ================  ==================
  Diluted                                     $  0.03             $  0.06           $  0.10            $  0.17
                                    ================== =====================  ================  ==================

Shares used in per share calculation:
  Basic                                         3,647               3,286             3,573              3,260
                                    ================== =====================  ================  ==================
  Diluted                                       4,353               4,344             4,414              4,154
                                    ================== =====================  ================  ==================

As a percentage of net sales:
Net sales                                      100.0%              100.0%            100.0%             100.0%
Cost of sales                                   25.0%               21.6%             23.9%              24.1%
                                    ------------------ ---------------------  ----------------  ------------------
 Gross profit                                   75.0%               78.4%             76.1%              75.9%
                                    ------------------ ---------------------  ----------------  ------------------

Operating expenses:
 Research and development                       17.4%               16.6%             16.5%              16.0%
 Sales and marketing                            30.4%               33.0%             31.4%              30.9%
 General and administrative                     18.0%               19.4%             18.3%              19.3%
                                    ------------------ ------------------------------------- ------------------
  Total operating expenses                      65.8%               69.0%             66.2%              66.2%
                                    ------------------ ------------------------------------- ------------------

  Operating income                               9.2%                9.4%              9.9%               9.7%

Other income/(expenses), net                    (0.4%)               0.1%             (0.2%)             (0.2%)
                                    ------------------ ------------------------------------- ------------------
Income before income taxes                       8.8%                9.5%              9.7%               9.5%

Provision for income taxes                       3.5%                0.1%              3.9%               0.1%
                                    ------------------ ------------------------------------- ------------------
  Net income                                     5.3%                9.4%              5.8%                9.4%
                                    ================== ===================================== ==================


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

                                    CASTELLE
             Pro Forma Condensed Consolidated Statements of Earnings
              Including Provision for Income Taxes in Prior Period
                      (in thousands, except per share data)
                                   (Unaudited)

                                             Three Months Ended                     Nine Months Ended
                                   September 30, 2004  September 30, 2003  September 30, 2004  September 30, 2003
                                   ------------------- ------------------- ------------------- -------------------

Net sales                                    $  2,698            $  2,566           $  7,973           $  7,577
Cost of sales                                     674                 555              1,905              1,825
                                   ------------------- -------------------- ------------------ -------------------
 Gross profit                                   2,024               2,011              6,068              5,752
                                   ------------------- -------------------- ------------------ -------------------

Operating expenses:
 Research and development                         470                 427              1,312              1,211
 Sales and marketing                              820                 846              2,506              2,341
 General and administrative                       486                 497              1,459              1,463
                                   ------------------- -------------------- ------------------ -------------------
  Total operating expenses                      1,776               1,770              5,277              5,015
                                   ------------------- -------------------- ------------------ -------------------

  Operating income                                248                 241                791                737

Other income/(expenses), net                     (11)                   2               (17)               (19)
                                   ------------------- -------------------- ------------------ -------------------
Income before income taxes                        237                 243                774                718

Provision for income taxes                         95                  97                314                287
                                   ------------------- -------------------- ------------------ -------------------
  Net income                                   $  142              $  146             $  460             $  431
                                   =================== ==================== ================== ===================


Net income per common share :
  Basic                                       $  0.04             $  0.04            $  0.13            $  0.13
                                   =================== ==================== ================== ===================
  Diluted                                     $  0.03             $  0.03            $  0.10            $  0.10
                                   =================== ==================== ================== ===================

Shares used in per share calculation:
  Basic                                         3,647               3,286              3,573              3,260
                                   =================== ==================== ================== ===================
  Diluted                                       4,353               4,344              4,414              4,154
                                   =================== ==================== ================== ===================






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

                                    CASTELLE
                        GAAP To Pro Forma Reconciliation
              Including Provision for Income Taxes in Prior Period
                      (in thousands, except per share data)

                                                              Three Months Ended
                                            September 30, 2004                   September 30, 2003
                                   ----------------------------------- ---------------------------------------
                                      GAAP     Included     Pro forma      GAAP      Included    Pro forma

Net sales                              $2,698                    $2,698     $2,566                    $2,566
Cost of sales                             674                       674        555                       555
                                   ------------------------------------ --------------------------------------
 Gross profit                           2,024           0         2,024      2,011            0        2,011
                                   ------------------------------------ --------------------------------------

Operating expenses:
 Research and development                 470                       470        427                       427
 Sales and marketing                      820                       820        846                       846
 General and administrative               486                       486        497                       497
                                   ------------------------------------ --------------------------------------
  Total operating expenses              1,776           0         1,776      1,770            0        1,770
                                   ------------------------------------ --------------------------------------

  Operating income                        248           0           248        241            0          241

Other income/(expenses), net              (11)                      (11)         2                         2
                                   ------------------------------------ --------------------------------------
Income before income taxes                237           0           237        243            0          243

Provision for income taxes                 95           0            95          2           95           97
                                   ------------------------------------ --------------------------------------
  Net income                            $ 142        $  0         $ 142      $ 241       $  (95)       $ 146
                                   ==================================== ======================================


Net income(loss) per common share:
  Basic                                $ 0.04      $ 0.00        $ 0.04     $ 0.07     $ (0.03)       $ 0.04
                                   ==================================== ======================================
  Diluted                              $ 0.03      $ 0.00        $ 0.03     $ 0.06     $ (0.02)       $ 0.03
                                   ==================================== ======================================
Shares used in per share calculation:
  Basic                                 3,647       3,647         3,647      3,286        3,286        3,286
                                   ==================================== ======================================
  Diluted                               4,353       4,353         4,353      4,344        4,344        4,344
                                   ==================================== ======================================







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

                                    CASTELLE
                        GAAP To Pro Forma Reconciliation
              Including Provision for Income Taxes in Prior Period
                      (in thousands, except per share data)

                                                                 Nine Months Ended
                                             September 30, 2004                     September 30, 2003
                                    ------------------------------------- ----------------------------------------
                                       GAAP      Included     Pro forma       GAAP      Included     Pro forma

Net sales                               $ 7,973                   $ 7,973      $ 7,577                   $ 7,577
Cost of sales                             1,905                     1,905        1,825                     1,825
                                    ------------------------------------- ----------------------------------------
 Gross profit                             6,068           0         6,068        5,752           0         3,741
                                    ------------------------------------- ----------------------------------------

Operating expenses:
 Research and development                 1,312                     1,312        1,211                     1,211
 Sales and marketing                      2,506                     2,506        2,341                     2,341
 General and administrative               1,459                     1,459        1,463                     1,463
                                    ------------------------------------- ----------------------------------------
  Total operating expenses                5,277           0         5,277        5,015           0         5,015
                                    ------------------------------------- ----------------------------------------

  Operating income                          791           0           791          737           0           737

Other income/(expenses), net               (17)                      (17)         (19)                      (19)
                                    ------------------------------------- ----------------------------------------
Income before income taxes                  774           0           774          718           0           718

Provision for income taxes                  314           0           314            6         281           287
                                    ------------------------------------- ----------------------------------------
  Net income                              $ 460        $  0         $ 460        $ 712     $  (281)        $ 431
                                    ===================================== ========================================

Net income(loss) per common share:
  Basic                                  $ 0.13       $0.00         $0.13        $0.22     ($0.09)         $0.13
                                    ===================================== ========================================
  Diluted                                $ 0.10       $0.00         $0.10        $0.17     ($0.07)         $0.10
                                    ===================================== ========================================
Shares used in per share calculation:
  Basic                                   3,573       3,573         3,573        3,260       3,260         3,260
                                    ===================================== ========================================
  Diluted                                 4,414       4,414         4,414        4,154       4,154         4,154
                                    ===================================== ========================================





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

                                    CASTELLE
                      Condensed Consolidated Balance Sheets
                      (in thousands, except per share data)


                                                                           September 30, 2004     December 31, 2003
                                                                 ---------------------------------------------------
                                                                                         (unaudited)
Assets:
 Current Assets:
  Cash and cash equivalents                                                           $ 5,032               $ 4,614
  Accounts Receivable, net                                                                948                   873
  Inventories                                                                           1,532                 1,177
  Prepaid Expenses and other current assets                                               187                   134
  Deferred Taxes                                                                          212                   380
                                                                 ---------------------------------------------------
       Total current assets                                                             7,911                 7,178

  Property and equipment, net                                                             243                   376
  Other assets                                                                            103                   103
  Deferred taxes, non-current                                                              --                   146

                                                                 ---------------------------------------------------
       Total assets                                                                   $ 8,257               $ 7,803
                                                                 ===================================================

Liabilities and Shareholders' Equity
 Current liabilities:
  Long-term debt, current portion                                                     $    14               $    16
  Accounts payable                                                                        338                   314
  Accrued liabilities                                                                   1,250                 1,759
  Deferred revenue                                                                      1,114                   909
                                                                 ---------------------------------------------------
       Total current liabilities                                                        2,716                 2,998

  Long-term debt                                                                           18                    29
                                                                 ---------------------------------------------------
       Total liabilities                                                                2,734                 3,027

 Shareholders' equity                                                                   5,523                 4,776

                                                                 ---------------------------------------------------
       Total liabilities and shareholder's equity                                     $ 8,257               $ 7,803
                                                                 ===================================================


                                                               # # # # #

Contact information:

Scott C. McDonald
President & Chief Executive Officer
Tel. (408) 852-8000 Fax (408) 852-8100

Karin Smith
Director of Marketing
Tel. (408) 852-8034
Fax (408) 852-8134
ksmith@castelle.com



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